UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2022
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Endo International plc
(Exact name of registrant as specified in its charter)
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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4,	Ireland	Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On May 2, 2022, Endo International plc, a public limited company incorporated in Ireland (“Endo”), issued a press release announcing the acquisition by one of its subsidiaries of six development-stage ready-to-use injectable product candidates from Nevakar Injectables, Inc., a subsidiary of Nevakar, Inc., for an upfront cash payment of $35 million. A copy of the press release issued by Endo is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Endo expects to recognize a corresponding acquired in-process research and development charge of $35 million during the second quarter of 2022 in its consolidated statements of operations prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Additionally, as previously disclosed, beginning with its first-quarter 2022 financial reporting, Endo will no longer exclude acquired in-process research and development charges from the non-GAAP performance measures utilized in connection with its quarterly financial reporting and, as a result, this charge is also expected to affect Endo’s non-GAAP performance measures.
Cautionary Note Regarding Forward-Looking Statements
Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including with respect to the financial statement effects of the transaction described herein. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. Because forecasts are inherently estimates that cannot be made with precision, Endo’s performance at times differs materially from its estimates and targets, and Endo often does not know what the actual results will be until after the end of the applicable reporting period. Therefore, Endo will not report or comment on its progress during a current quarter except through public announcement. Any statement made by others with respect to progress during a current quarter cannot be attributed to Endo. All forward-looking statements in this Current Report on Form 8-K reflect Endo’s current analysis of existing trends and information and represent Endo’s judgment only as of the date of this Current Report on Form 8-K. Actual results may differ materially and adversely from current expectations based on a number of factors affecting Endo’s businesses. Therefore, the reader is cautioned not to rely on these forward-looking statements. Endo expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary
Dated: May 2, 2022